Basis of Preparation and Presentation of the Consolidated Financial Statements	12 Months Ended
Dec. 31, 2024
Basis of Preparation and Presentation of the Consolidated Financial Statements [Abstract]
Basis of preparation and presentation of the consolidated financial statements
4.	Basis of preparation and presentation of the consolidated financial statements

The consolidated financial statements have been prepared in accordance with IFRS as discussed in Note 3, based on historical costs. Historical cost is generally based on the fair value of the consideration given in exchange for assets.

Consolidation basis - The consolidated financial statements include the financial statements of Grupo Simec, S.A.B. de C.V. and the entities controlled by the Company (its subsidiaries). Control is obtained when the company possesses the power to govern the financial and operative policies of an entity in order to obtain benefits from its activities. The results of subsidiaries acquired or sold during the year are included in the consolidated statements of comprehensive income from the date of acquisition or up to the date of sale, as the case may be. Total comprehensive income (loss) of subsidiaries is attributed both to the Company and to the non-controlling interests even if the non-controlling interests have a deficit balance.

Within the consolidation process, adjustments are made to the financial statements of the subsidiaries to adapt their accounting policies so that they are aligned with those used by the Company. All significant intercompany transactions and balances between the consolidated companies are eliminated during consolidation.

Changes in investments in subsidiaries of the Company that do not result in a loss of control are recorded as equity transactions. The book value of the company’s non-controlling investments and shares is adjusted to reflect changes in the corresponding investments in subsidiaries. Any difference between the amount by which non-controlling shares are adjusted and the fair value of the consideration paid or received is recognized directly and is attributed to the owners of the company.

When the company loses control of a subsidiary, the profit or loss in the provision is calculated as the difference between (i) the sum of the fair value of the consideration received and the fair value of any retained ownership interest and (ii) the prior book value of assets (including commercial credit) and liabilities of the subsidiary and any non-controlling participation. The amounts previously recognized in other comprehensive income items related to the subsidiary are recorded (that is, reclassified to profit or loss or transferred directly to retained earnings) in the same manner established for the case of the disposal of significant assets or liabilities. The fair value of any investment retained by the former subsidiary on the date of loss of control is regarded as the fair value for initial recognition in its subsequent accounting treatment, according to IAS 39, financial instruments: Recognition and valuation, or, where appropriate, the cost in the initial recognition of an investment in an associate or entity under joint control.

As of December 31, 2024, and 2023, the subsidiaries of Grupo Simec, S.A.B. de C.V. included in the consolidation are the following:

	Percentage of equity owned
	2024	2023
Subsidiaries established in Mexico:
Compañía Siderúrgica de Guadalajara, S.A. de C.V.	99.99%	99.99%
Arrendadora Simec, S.A. de C.V.	100.00%	100.00%
Simec International, S.A. de C.V.	100.00%	100.00%
Compañía Siderúrgica del Pacifico, S.A. de C.V.	99.99%	99.99%
Coordinadora de Servicios Siderúrgicos de Calidad, S.A. de C.V. (7)	100.00%	100.00%
Industrias del Acero y del Alambre, S.A. de C.V.	99.99%	99.99%
Procesadora Mexicali, S.A. de C.V. (7)	99.99%	99.99%
Servicios Simec, S.A. de C.V.	100.00%	100.00%
Sistemas de Transporte de Baja California, S.A. de C.V.	100.00%	100.00%
Operadora de Servicios Siderúrgicos de Tlaxcala, S.A. de C.V. (7)	100.00%	100.00%
Operadora de Metales, S.A. de C.V. (7)	100.00%	100.00%
Administradora de Servicios Siderúrgicos de Tlaxcala, S.A. de C.V.	100.00%	100.00%
CSG Comercial, S.A. de C.V.	99.95%	99.95%
Operadora de Servicios de la Industria Siderúrgica ICH, S.A. de C.V.	100.00%	100.00%
Corporación Aceros DM, S.A. de C.V. and subsidiaries (1)	100.00%	100.00%
Acero Transportes San, S.A. de C.V. (1)	100.00%	100.00%
Simec Acero, S.A. de C.V.	100.00%	100.00%
Corporación ASL, S. A. de C.V.	99.99%	99.99%
Simec International 6, S.A. de C.V. (7)	100.00%	100.00%
Simec International 7, S.A. de C.V.	99.99%	99.99%
Simec International 9, S.A.P.I. de C.V.	100.00%	100.00%
Corporativos G&DL, S.A. de C.V. (7)	100.00%	100.00%
Orge, S.A. de C.V.	99.99%	99.99%
Siderúrgica del Occidente y Pacifico, S.A. de C.V.	100.00%	100.00%
RRLC, S.A.P.I. de C.V.	99.99%	99.99%
Grupo Chant, S.A.P.I. de C.V.	99.99%	99.99%
Aceros Especiales Simec Tlaxcala, S.A. de C.V. (7)	100.00%	100.00%
Gases Industriales de America, S.A. de C.V.	100.00%	100.00%
GSIM de Occidente S.A. de C.V.	100.00%	100.00%
Fundiciones de Acero Estructural, S.A. de C.V.	100.00%	100.00%
Siderúrgicos Noroeste, S.A. de C.V.	100.00%	100.00%
Simec Siderúrgico, S.A. de C.V.	100.00%	100.00%
Subsidiaries established in foreign countries:
SimRep Corporation and Subsidiaries (3) (4) (5) (7)	99.41%	99.41%
Pacific Steel, Inc. (4)	100.00%	100.00%
Pacific Steel Projects, Inc. (4) (7)	100.00%	100.00%
Simec Steel, Inc. (4)	100.00%	100.00%
Simec USA, Corp. (4)	100.00%	100.00%
Undershaft Investments, NV. (6)	100.00%	100.00%
GV do Brasil Industria e Comercio de Aço LTDA (2)	99.99%	99.99%
Companhia Siderurgica do Espiritu Santo S.A. (2)	100.00%	100.00%

(1)	Companies located in San Luis Potosi. For purposes of this report constitute the “Grupo San”.
(2)	Companies located in Brazil.
(3)	ICH owns 0.59% of the shares in this company at December 31, 2023.
(4)	Companies established in the United States of America, except a subsidiary of SimRep which is established in Canada.
(5)	SimRep as an individual company has no significant operations or assets, except for its investment in Republic Steel. For purposes of this report, these companies are named “Republic”.
(6)	Company established in Curaçao.
(7)	Companies that have lost the entire capital stock, except Procesadora Mexicali, S.A. de C.V. and Aceros Especiales Simec Tlaxcala, S.A. de C.V. which only have lost 2/3 of their capital stock.

Summary of the main accounting policies - The preparation of the consolidated financial statements requires the company’s management make certain estimates and use certain assumptions to value some of the items in the financial statements and to make the disclosures required in the same. However, actual results may differ from these estimates. The Company’s management, using its professional judgment, believes that the estimates made and assumptions used were adequate under the circumstances. The significant accounting policies of the Company are those mentioned below:

a.	Conversion of foreign subsidiaries financial statements - The functional and reporting currency of the Company is the Mexican peso ($). The financial statements of foreign subsidiaries were translated to Mexican pesos in accordance with International Accounting Standard (IAS) 21, The Effects of Changes in Foreign Exchange Rates. Under this standard, the first step to convert financial information from operations abroad is the determination of the functional currency. The functional currency is the currency of the primary economic environment of the foreign operation or, if different, the currency that mainly impacts its cash flows.

The U.S. dollar (US Dollar or USD$) was considered as the functional currency of all the U.S. subsidiaries and Brazilian real for subsidiaries established in Brazil; therefore, the financial statements of these subsidiaries abroad were converted to Mexican pesos applying:

-	The exchange rates at the balance sheet date, to all assets, liabilities and stockholder´s equity.

-	The historical exchange rate at revenues, costs and expenses.

The conversion differences are carried directly to the consolidated statements of comprehensive income as other comprehensive income under the caption translation effects of foreign subsidiaries.

Relevant exchange rates used in the conversion of the financial statements of foreign subsidiaries were as follows (Mexican pesos per one U.S. dollar):

Current exchange rate as of December 31, 2024	20.51
Current exchange rate as of December 31, 2023	16.89
Average exchange rate for the year ended December 31, 2024 (*)	18.30
Average exchange rate for the year ended December 31, 2023 (*)	17.77
Current exchange rate as of May 12, 2025	19.56

(*)	Average exchange rate used to translate revenues, costs and expenses of the companies mentioned above.

b.	Business combinations - Acquisitions of subsidiaries and businesses units are accounted for using the acquisition method. The consideration for each acquisition is valued at its fair value on the date of exchange of the transferred assets, liabilities incurred or assumed and capital instruments issued by the Company in exchange for control of the acquired. The costs related to the acquisition are recognized in the results when incurred.

At the date of acquisition, the identifiable assets acquired and the liabilities assumed are recognized at their fair value, except:

-	Deferred tax assets or liabilities and liabilities or assets related to employee benefit arrangements, which are recognized and measured in accordance with IAS 12, Income Taxes, and IAS 19, Employee Benefits, respectively.

-	Assets (or disposal groups) that are classified as held for sale in accordance with IFRS 5, Non-current Assets Held for Sale and Discontinued Operations, are measured in accordance with that Standard.

Any excess of the cost of acquisition for the Group’s interest in the net fair value of the identifiable assets, liabilities and contingent liabilities of the associated company recognized at the date of acquisition is recognized as goodwill. Goodwill is included in the carrying amount of the investment and is assessed for impairment annually. Any excess of the Group’s interest in the net fair value of the assets, liabilities and contingent liabilities over the cost of acquisition, after the reassessment, is immediately recognized in profit and loss.

When the consideration transferred by the Company in a business combination includes assets or liabilities resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and later adjustments to the consideration are recognized against goodwill, providing that it has arisen from reliable information on the fair value at the acquisition date and occur during the ‘measurement period’ (which cannot exceed one year from the acquisition date). All other subsequent adjustments are recognized in profit or loss.

The subsequent accounting for changes in the fair value of the contingent estimates that do not qualify as measurement period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates. Contingencies classified as assets or liabilities are remeasured at subsequent reporting dates in accordance with IAS 37, Provisions, Contingent Liabilities and Contingent Assets, as appropriate, with the corresponding gain or loss being recognized in profit or loss.

When a business combination is achieved in stages, the Company’s previously held equity interest in the acquiree is remeasured to fair value at the acquisition date (i.e. the date when the Company obtains control) and the resulting gain or loss, if any, is recognized in profit or loss. Amounts arising from interests in the acquiree prior to the acquisition date that have been previously recognized in other comprehensive income (loss) are reclassified to profit or loss where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Company reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period, or additional assets or liabilities are recognized, to reflect new information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date.

c.	Cash and cash equivalents and temporary investments - Cash consists of deposits in bank accounts that do not generate interest. Cash equivalents consist in temporary investments referred to as short-term fixed income investments whose original maturity is less than three months. These investments are reported at cost plus accumulated interest. The value so determined approximates their fair value.

Temporary investments in equity instruments are measured at the fair value prevailing at the date of the financial statements. Subsequent changes in the fair value are recognized in profit or loss.

d.	Estimates for expected credit losses - The Companies recognize an estimation for expected credit loss, based on the historical experience of credit losses in their accounts receivable, current conditions and reasonable and sustainable forecasts of the different quantifiable future events that could affect the amount of future cash flows for recovering accounts receivable. The determination of the estimate is aligned with the criteria established in IFRS 9, “Financial instruments”.

e.	Inventories and cost of sales - Inventories are stated at the lower of cost or net realizable value. The cost allocation formula used is the average cost. The cost includes acquisition costs of materials, labor and overhead costs related to manufacturing, based on normal activity levels. The net realizable value represents the estimated selling price for inventories less all estimated costs of completion and other necessary to make the sale. Which is recorded in the statement of financial position and it´s counterpart account in administration expenses.

The Company classifies raw material inventory in the Consolidated Statements of Financial Position based on its expected consumption period, presenting as long-term inventories those which in accordance with historical data and production trends will not be consumed in the short-term (one year).

The Company classifies as long-term inventory certain parts and rollers that, according to historical data and trends, showing that such inventories will not be consumed in the short-term. The Company utilizes coke, a form of coal, as a raw material input to fuel its blast furnace which has been inactive in Lorain, Ohio USA plant (see Note 9). The Company has 130,622 metric tons (MT) of coke inventory valued at 1,415 million Mexican pesos (average of USD$ 528 /MT) on hand at December 31, 2024 and 130,622 MT of coke inventory valued at 1,249 million Mexican pesos (average of USD$ 566/MT) on hand at December 31, 2023 that is classified as long-term in the accompanying Consolidated Statements of Financial Position.

The Company follows the practice of providing a reserve for slow-moving inventory, considering the total of products and raw materials (including coke) with a turnover above one year, which is recorded in the statement of financial position and against account is the cost of sales.

The cost of sales of the Company includes inventory costs, outbound freight charges, purchasing and receiving costs, inspection costs, and warehousing costs in cost of goods sold. Vendor payment incentives are recorded as a reduction to cost of goods sold.

f.	Property, plant and equipment - Property, plant and equipment are recorded at acquisition cost less any recognized impairment loss. Cost includes all expenses related to acquisition and installation and, for qualifying assets, borrowing costs (interest) capitalized in accordance with the Company’s accounting policy. Depreciation is recognized so as to write off the cost of assets (other than land and properties under construction) less their residual values over their useful lives, using the straight-line method, and commences when the assets are ready for their intended use. The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any change in estimates accounted for on a prospective basis.

An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on the disposal or retirement of an item of property, plant and equipment is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in profit or loss.

The initial estimated useful lives of the Company’s main assets are as follows:

Years

Buildings	10 to 65
Machinery and equipment	5 to 40
Transportation equipment	4
Furniture, chattels and computer equipment	3 to 10

Repair and maintenance costs that significantly increase productive capacity or extend the useful lives of existing plant and equipment are capitalized. Supplies, comprising of spare parts and consumables for internal use are classified under property, plant and equipment and expensed as incurred in the manufacturing process. All other repair and maintenance costs are expensed as incurred. Capital expenditures for projects that cannot be put into use immediately are included in constructions and machinery in-progress. When constructions and machinery in-progress are completed, they are transferred to depreciable assets.

g.	Leases - IFRS 16 “Leases”. These provisions consist of recognizing an asset for the right to use the underlying asset and a liability for the lease thereof on the start date of the lease. The right-of-use asset is valued at acquisition cost less accumulated depreciation and, where appropriate, impairment losses; the Lease Liability is valued at the present value of future lease payments to be made and any other payment for the right to use the underlying asset in the lease term that has not been made at the start date of the lease. The company applied the exception established in paragraph 5 of IFRS 16, where the lease agreements signed are short-term and there is no reasonable certainty that they would be extended after their expiration.

h.	Costs for loans - Costs for loans directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use or sale, are added to the cost of those assets, until such time as the assets are ready for their intended use or sale.

Investment income earned on the temporary investment of specific loans pending their expenditure on qualifying assets is deducted from the costs for loans eligible for capitalization.

All other costs for loans are recognized in profit or loss in the period in which they are incurred.

i.	Intangible assets - Intangible assets with definite useful lives that are acquired separately are carried at cost, less accumulated amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over their estimated useful lives. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for, on a prospective basis. Intangible assets with indefinite useful lives that are acquired separately are carried at cost less accumulated impairment losses.

Expenditure on research activities is recognized as an expense in the period in which it is incurred.

An internally-generated intangible asset arising from development (or from the development phase of an internal project) is recognized if, and only if, all of the following have been demonstrated:

-	The technical feasibility of completing the intangible asset so that it will be available for use or sale;

-	The intention to complete the intangible asset and use or sell it;

-	The ability to use or sell the intangible asset;

-	How the intangible asset will generate probable future economic benefits;

-	The availability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset; and

-	The ability to measure reliably the expenditure attributable to the intangible asset during its development.

The amount initially recognized for internally-generated intangible assets is the sum of the expenditure incurred from the date when the intangible asset first meets the recognition criteria listed above. Where no internally-generated intangible asset can be recognized, development expenditure is recognized in profit or loss in the period in which it is incurred. Subsequent to initial recognition, internally-generated intangible assets are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

An intangible asset is derecognized on disposal, or when no future economic benefits are expected from use or disposal. Gains or losses arising from derecognition of an intangible asset, measured as the difference between the net disposal proceeds and the carrying amount of the asset, are recognized in profit or loss.

j.	Goodwill - Goodwill arising from a business combination is carried as an asset at cost as established at the date of acquisition of the control of the business less accumulated impairment losses, if any. For the purposes of impairment testing, goodwill is allocated to each of the Company’s cash-generating units that would be expected to benefit from the synergies of the combination. A cash-generating unit to which goodwill has been allocated is tested for impairment annually, or more frequently when there is indication that the unit may be impaired. If the recoverable amount of the cash-generating unit is less than its carrying amount, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit pro rata based on the carrying amount of each asset in the unit. An impairment loss recognized for goodwill is not reversed in subsequent periods. On disposal of the relevant cash-generating unit, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.
k.	Impairment of tangible and intangible assets other than goodwill - At the end of each reporting period or more frequently when impairment potential identified, the Company reviews the carrying amounts of its tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any of such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs. Where a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual cash-generating units, or otherwise they are allocated to the smallest group of cash-generating units for which a reasonable and consistent allocation basis can be identified. Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually, and whenever there is an indication that the asset may be impaired. Recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted. If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than it´s carrying amount, the carrying amount of the asset (or cash-generating unit) is reduced to its recoverable amount.

An impairment loss is recognized immediately in profit or loss, unless the relevant asset is carried at a revalued amount, in which case the impairment loss is treated as a revaluation decrease. Where an impairment loss subsequently reverses, the carrying amount of the asset (or a cash-generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash-generating unit) in prior years. For purposes of allocation of goodwill when there is business combination will be distributed among each of the cash generating units of the acquiring entity, expected synergy benefits. A reversal of an impairment loss is recognized immediately in profit or loss and allocated to the assets of that unit, the carrying amount of an asset other than goodwill attributable to a reversal of an impairment loss of value shall not exceed the carrying amount that would have been obtained if had not recognized an impairment loss in value for the asset in prior periods. Unless the related asset is recognized at a revalued amount, in which case the reversal of the impairment loss is treated as a revaluation increase.

The reversal of the impairment loss is recorded on profit and loss, unless the corresponding asset recognizes a restated amount, in which case the reversal of the impairment loss is treated as a restatement increase.

l.	Provisions - Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, it is probable that the Company will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the balance sheet date, taking into account the risks and uncertainties surrounding the obligation. Where a provision is measured using the cash flows estimated to settle the present obligation, it´s carrying amount is the present value of those cash flows.

m.

Retirement benefit cost - Contributions to termination benefit plans and defined contribution plans are recognized as expenses at the time employees have provided the services that entitle them to the contributions.

The retirement benefit liability is determined considering the present value of the defined benefit obligation at the date of the statement of financial position. The remunerations included in the determination of this liability correspond to seniority premiums for retirement. Actuarial gains and losses are charged or credited to the results of the year. Both the retirement benefit liability and the corresponding net costs of the period are determined according to the projected unit credit method based on projected salaries, using for this purpose certain assumptions and hypotheses determined by independent actuaries.

The employee benefit obligations recognized in the consolidated statement of financial position represent the present value of the defined benefit obligation.

Prior to the cessation of operations of the Republic plants, Republic operated a number of employee benefit plans. Contributions to these benefit plans were either contractually determined by the terms of a collective bargaining agreement with the United Steelworkers union or were under the terms of a defined contribution plan. Accordingly, the company paid fixed contributions to separate entities and included them in the expense of the period in which employees performed services that entitled them to benefits.

n.	Earnings per share - Income per share is calculated by dividing net income or loss related to the controlling interests, by the weighted average shares outstanding during each year presented.

o.	Income taxes - Income taxes represent the sum of the tax currently payable and deferred taxes.

-	Current tax - The Company incurs Income Tax (ISR) (See note 15) which is recorded in the result in the year in which it is determined. Determined ISR is based on fiscal earnings. Fiscal earning differs from the gain reported in the Consolidated Comprehensive Income Statement, due to taxable income or deductible expenses in other years and items which are never taxable or deductible. The tax liability for the Company is computed using statutory rates promulgated or substantially approved at the end of the period on report.

-	Deferred tax - Deferred tax is recognized on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax basis using the liability method. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are generally recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such assets and liabilities are not recognized if the temporary difference arises from goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced by a valuation allowance to the extent that it is no longer probable that sufficient taxable earnings will be available to allow all or part of the asset to be recovered.

Deferred tax assets and liabilities are computed using the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the balance sheet date. The effects of changes in the statutory rates are accounted for in the period that includes the enactment date. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Company expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

The Company follows the practice of recognizing the benefit from the amortization of acquired or generated tax losses in current earnings that are amortized.

-	Current and deferred tax for the period - Current and deferred tax are recognized as an expense or income in periodic profit or loss, except when they relate to items that are recognized in other comprehensive income (loss) or directly in equity, in which case, the current and deferred tax are also recognized in other comprehensive income (loss) or directly in equity, respectively.

-	Interests on recoverable tax balances - Interest on recoverable tax balances are presented in the consolidated statements of comprehensive income as interest income.
p.	Foreign currencies transactions - In preparing the financial statements of each individual group entity, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. In the case of non-monetary items, which arise from the payment or collection of anticipated considerations, are recognized at the exchange rate in force of the date of the transaction.

Exchange differences are recognized in profit or loss in the period in which they arise except for:

-	Exchange differences on foreign currency borrowings relating to assets under construction for future productive use, which are included in the cost of those assets and are recorded as an adjustment to interest costs on those foreign currency borrowings;

-	Exchange differences on transactions entered into in order to hedge certain foreign currency risks; and

-	Exchange differences on monetary items receivable from or payable to a foreign operation for which settlement is neither planned nor likely to occur (therefore forming part of the net investment in the foreign operation), which are recognized initially in other comprehensive income and reclassified from equity to profit or loss on sale of all or part of the net investment.

q.	Financial instruments - Financial assets and financial liabilities are recognized when a group entity becomes a part to the contractual provisions of the instrument.

Financial assets and financial liabilities are initially measured at fair value. Transaction costs that are directly attributable to the acquisition or issue of financial assets and financial liabilities are added to or deducted from the fair value of the financial assets or financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets or financial liabilities at fair value through profit or loss are recognized immediately in profit or loss.

r.	Financial assets - Financial assets are classified in accordance with IFRS 9 Financial Instruments (“IFRS 9”) into financial assets that are subsequently measured at amortized cost, at fair value through Other Comprehensive Income (OCI) or at fair value through profit or loss based on the Company’s business model for managing the financial assets and the contractual cash flow characteristics of the financial asset.

Financial assets at amortized cost

Financial assets are measured at amortized cost when the objective of holding the financial assets is to obtain contractual cash flows, and the contractual terms of the financial asset give rise on specified dates to cash flows that are only payments of principal and interest on the principal amount. Financial assets are initially recognized at fair value plus transaction costs and subsequently recorded at amortized cost using the effective interest rate method, with changes in carrying value recognized in the statement of income. They are included in current assets except for maturities greater than 12 months from the closing date, which are included in non-current assets. The Group’s financial assets, measured at amortized cost, are mainly presented as “Trade accounts and notes receivable”, “Other accounts and notes receivable”, and “Accounts receivable from related parties” in the consolidated statement of financial position.

Financial assets at fair value through OCI

These are financial assets held for the purpose of obtaining contractual cash flows and the sale of the financial assets, and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount.

The Company’s investments in certain equity instruments have been designated to be measured at fair value through OCI in accordance with MFRS 9. In connection with this designation, any amount presented in OCI will not be transferred to the consolidated statement of income. Dividends on these equity instruments are recognized in the consolidated statement of income when the right to pay the dividend is established, and it is probable that such dividend will be paid to the Company.

Financial assets at fair value through profit or loss

These are financial assets held for trading. A financial asset is classified in this category if it is acquired for the purpose of selling in the near term. Derivative financial instruments are also included in this category unless they are designated as hedging instruments. Assets in this category are classified as current assets if they are expected to be settled within 12 months, otherwise they are classified as non-current assets.

Derecognition

The Group assesses the expected credit losses associated with its financial assets recorded at fair value through OCI. The applicable impairment method depends on whether there has been a significant increase in credit risk.

For notes and trade receivables, the Company applies a simplified approach permitted by MFRS 9, which requires that expected losses over the life of the asset be recognized upon initial recognition of the notes and trade receivables

s.	Financial liabilities - Debt and equity instruments issued by a group entity are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. Financial liabilities are classified as either financial liabilities “at fair value through profit or loss” or “other financial liabilities”.

Financial liability at fair value with changes through profit or loss is a financial liability classified as held for trading or it is designated as at fair value with changes through profit or loss.

A financial liability is classified as held for trading if:

-	It has been acquired principally for the purpose of repurchasing it in the near term;

-	On initial recognition, it is part of a portfolio of identified financial instruments that the Company manages together and has a recent actual pattern of short-term profit-taking; or

-	It is a derivative that has not been designated as a hedging instrument and fulfils the condition to be effective.

A financial liability other than a financial liability held for trading may be designated as at fair value through profit or loss upon initial recognition if:

-	Such designation eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise; or

-	The yield of a group of financial assets, financial liabilities or both, is administered and assessed based on its fair value, according to an investment strategy or risk management that the Company has documented and provided internal information over that group, based on its fair value; or

-	It forms part of a contract containing one or more embedded derivatives, and IAS 39, Financial Instruments: Recognition and Measurement, permits the entire combined contract (asset or liability) to be designated as at fair value through profit or loss.

-	Financial liabilities at fair value through profit or loss are recorded at fair value, with any gains or losses arising on remeasurement recognized in profit or loss. The net gain or loss recognized in profit or loss incorporates any interest paid on the financial liability and is included in the ‘other gains and losses’ line item in the consolidated statement of comprehensive income.

-	Other financial liabilities including borrowings are subsequently measured at amortized cost using the effective interest method. The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability, or (where appropriate a shorter period), to the net carrying amount on initial recognition.
-	The Company derecognizes financial liabilities when, and only when, the Company’s obligations are discharged, cancelled or expire. The difference between the carrying amount of the financial liability derecognized and the consideration paid and payable is recognized in profit or loss at that time.

t.	Derivative financial instruments - The Company sometimes uses derivative financial instruments for hedging risks associated with natural gas prices; this commodity is used for the production of goods, for which it conducted studies on historical consumption, future requirement and commitments acquired, thus diminishing its exposure to risks other than its normal operating risks.

These derivatives are initially recognized at fair value at the date the derivative contracts are entered into and subsequently are remeasured to the fair value at the end of reporting period. The resulting gain or loss is recognized in profit or loss immediately unless the derivative is designated and effective as a hedging instrument, in which event the timing of the recognition in profit or loss depends on the nature of the hedge relationship.

To mitigate the risks associated with changes in natural gas prices occurring naturally as a result of the supply and demand on international markets, the Company uses natural gas cash-flow exchange contracts or natural gas swaps to offset fluctuations in the price of natural gas, whereby the Company receives a floating price and pays a fixed price. Fluctuations in natural gas prices from volumes consumed are recognized as part of the Company’s operating cost.

At the inception of the hedge relationship, the Company documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Company documents whether the hedging instrument is highly effective in offsetting exposure to changes in fair values or cash flows of the hedged item attributable to the hedged risk.

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income and accumulated under the heading of fair value of derivative financial instruments, net of the corresponding income taxes. The gain or loss relating to the ineffective portion of hedge instrument is recognized immediately in profit or loss, and is included in the cost of sales line item.

The Company periodically evaluates the changes in cash flows of the derivative instrument to analyze if the swaps are highly effective for mitigating the exposure to natural gas price fluctuations. A hedge instrument is considered to be highly effective when changes in its fair value or cash flows of the primary position are compensated on a regular or cumulatively basis, by changes in fair value or cash flows of the hedging instrument in a range between 80% and 125%.

Amounts previously recognized in other comprehensive income are reclassified to profit or loss in the periods when the hedged item is recognized in profit or loss, in the same line of the consolidated statement of comprehensive income as the recognized hedged item. However, when the hedged forecasted transaction results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability.

Hedge accounting is discontinued when the Company revokes the hedging relationship, when the hedging instrument expires or is sold, terminated, or exerted, or when it no longer qualifies for hedge accounting. Any gain or loss accumulated from the hedge instrument that had been recognized in other comprehensive income and accumulated in equity at that time remains in equity until the forecast transaction is ultimately recognized in profit or loss. When a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognized immediately in profit or loss.

u.	Revenue from contracts with customers - Revenue from contracts with customers is recognized when control of the goods or services is transferred to the customer in an amount that reflects the consideration to which the company expect to be entitled in exchange for those goods and services.

Sale of goods

Revenue from products sales manufactured by the Company (“the products”) is recognized at the point in time when control of the asset is transferred to the customer, normally generally on delivery of the parts. The normal credit term is 30 to 90 days upon delivery.

The Company does not have any obligations to be fulfilled in the contracts, which are obligations to be fulfilled separately and in which a portion of the transaction price should be allocated, other than the delivery of products confirming to the specifications of a customer purchase order. When determining the transaction price for the sale of products, the Company would consider the possible effects of the variable consideration, the existence of important financing components, the consideration other than cash and the consideration payable to the client.

Contract assets

A contract asset is the right to consideration in exchange for goods or services transferred to the customer. If the Company performs an obligation by transferring goods or services to a customer before the customer pays consideration or before payment is due, a contract asset is recognized for the earned consideration that is conditional.

Accounts receivable

A receivable represents the Company’s right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due).

Contract liabilities and advances from customers

A contract liability is the obligation to transfer the control over goods or services to a customer for which the Company has received consideration (or an amount of consideration is due) from the customer. If a customer pays consideration before the Company transfers goods or services to the customer, a contract liability is recognized when the payment is due, and an advance from customers when the payment is made. Contract liabilities (or advance from customer) are recognized as revenue when the Company performs its performance obligations under the contract.

v.	Financial information by operating segment - An operating segment is an identifiable component of the Company that performs business activities, from which it may earn revenues and incur expenses, including those income and expenses related to transactions with other components of the entity and upon which the company has separate financial information that is evaluated regularly by the Board of Directors, in making decisions to allocate resources and assess segment performance.

w.	Environmental liabilities - The Company and other steel companies are subject to stringent environmental laws and regulations. It is the policy of the Company to endeavor to comply with applicable environmental laws and regulations. The Company established a liability for an amount which the Company believes is appropriate, based on information currently available, to cover costs of environmental remediation it deems probable and estimable. The liability represents an estimate of the environmental remediation costs associated with the required future steps of remediation, based upon management’s evaluation of probable outcomes. These estimates are based on currently available facts, existing technology and presently enacted laws and regulations. The precise timing of remediation activities cannot be reliably determined at this time due to the absence of any deadlines for remediation under the applicable environmental laws and regulations pursuant to which such remediation costs will be expended. Accordingly, the Company has not discounted its environmental liabilities. Currently no claims for recovery are netted against the recorded liabilities.

x.	Cost of sales and expenses by function - The Company classifies its costs and expenses by function in the Consolidated Statements of Comprehensive Income, according to accepted practices for the industry in which it operates.